EXHIBIT 32.2
CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Garth Johnson, Chief Financial Officer of AMG Oil Ltd. (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-QSB of AMG Oil Ltd. for the period ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.

Date: May 11, 2007

/s/Garth Johnson
Garth Johnson, Chief Financial Officer